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          UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

                                      FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

                        OF THE SECURITIES EXCHANGE ACT OF 1934

                           Date of Report: October 2, 2002

                          BI-OPTIC VENTURES INC.            .

                 (Exact name of registrant as specified in its charter)

    British Columbia, Canada              000-049685                       N/A         .

(State or other jurisdiction        (Commission File Number)    (IRS Identification No.)

 jurisdiction of incorporation)

1030 West Georgia Street, #707, Vancouver, British Columbia, Canada        V6E 2Y3      .

(Address of principal executive offices)                             (Zip or Postal Code)

                                      604-689-2646                     .

                  (Registrant's telephone number, including area code)

              _____________________________________________________________

              (Former name or former address, if changes since last report)

Item 1.  Changes in Control of Registrant.

         --- No Disclosure Necessary ---

Item 2.  Acquisition or Disposition of Assets.

         --- No Disclosure Necessary ---

Item 3.  Bankruptcy or Receivership.

         --- No Disclosure Necessary ---

Item 4.  Changes in Registrant's Certifying Accountant.

         --- No Disclosure Necessary ---

Item 5.  Other Events and Regulation FD Disclosure.

         --- No Disclosure Necessary ---

Item 6.  Resignations of Registrant's Directors.

         --- No Disclosure Necessary ---

Item 7.  Financial Statements and Exhibits.

         --- No Disclosure Necessary ---

Item 8.  Change in Fiscal Year.

         --- No Disclosure Necessary ---

Item 9.  Regulation FD Disclosure.

The trading of the Company’s common shares on the TSX Venture Exchange is regulated by the policies of the exchange which include various numerical maintenance thresholds regarding assets, funds expended on operations, and minimum working capital.  The Company’s common shares were suspended on October 2, 2002 from trading effective October 3, 2002 for the failure to maintain Tier Maintenance Requirements in accordance with Policy 2.5 and being designated an Inactive Issuer for a period greater than 18-months.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2002          Bi-optic Ventures Inc.   .

(Registrant)

/s/ Harry Chew                          .

(Signature)

Harry Chew, President and Director      .

(Printed Name and Title)